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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the use of our report included in or made a part of this Registration Statement on Form S-4.


ARTHUR ANDERSEN

Dallas, Texas
December 12, 1997